                                                                    Exhibit 10.1

                                     FORM OF

                            INDEMNIFICATION AGREEMENT

            This Indemnification Agreement, is entered into this _____ day of __________, _____ ("Agreement"), by and between Stratagene Corporation, a Delaware corporation ("Company"), and ______________ ("Indemnitee").

            WHEREAS, highly competent persons are becoming more reluctant to serve corporations as directors or in other capacities unless they are provided with adequate protection through insurance or adequate indemnification against risks of claims and actions against them arising out of their service to and activities on behalf of the corporation;

            WHEREAS, the current impracticability of obtaining adequate insurance and the uncertainties relating to indemnification have increased the difficulty of attracting and retaining such persons;

            WHEREAS, the Board of Directors of the Company (the "Board") has determined that the inability to attract and retain such persons is detrimental to the best interests of the Company's stockholders and that the Company should act to assure such persons that there will be increased certainty of such protection in the future;

            WHEREAS, it is reasonable, prudent and necessary for the Company contractually to obligate itself to indemnify such persons as provided herein so that they will serve or continue to serve the Company free from undue concern that they will not be so indemnified; and

            WHEREAS, Indemnitee is willing to serve, continue to serve and to take on additional service for or on behalf of the Company on the condition that he or she be so indemnified.

            NOW, THEREFORE, in consideration of the premises and the covenants contained herein, the Company and Indemnitee do hereby covenant and agree as follows:

            Section 1. Services by Indemnitee. Indemnitee agrees to serve as an officer or director of the Company. Indemnitee may at any time and for any reason resign from such position (subject to any other contractual obligation or any obligation imposed by operation of law). The Company shall have no obligation under this Agreement to continue Indemnitee in any position with the Company.

            Section 2. Indemnification -- General. The Company shall indemnify, and pay Expenses (as hereinafter defined) to Indemnitee, as provided in this Agreement and to the fullest extent required by applicable law in effect on the date hereof and to such greater extent as applicable law may thereafter from time to time require.

            Section 3. Proceedings Other Than Proceedings by or in the Right of the Company. Indemnitee shall be entitled to the rights of indemnification provided in this Section 3 if, by reason of his or her Corporate Status (as hereinafter defined), he or she is, or is threatened to be made, a party to any threatened, pending or completed Proceeding (as hereinafter defined), other than a Proceeding by or in the right of the Company in which indemnification is not permitted as a matter of law. Pursuant to this Section 3, Indemnitee shall be indemnified against Expenses, judgments, penalties, fines and amounts paid in settlement actually and reasonably incurred by him or her or on his or her behalf in connection with such Proceeding or any claim, issue or matter therein, if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal Proceeding, did not knowingly behave in an unlawful manner.

            Section 4. Proceedings by or in the Right of the Company. Indemnitee shall be entitled to the rights of indemnification provided in this Section 4 if, by reason of his or her Corporate Status, he or she is, or is threatened to be made, a party to any threatened, pending or completed Proceeding brought by or in the right of the Company to procure a judgment in its favor. Pursuant to this Section, Indemnitee shall be indemnified against Expenses actually and reasonably incurred by him or her or on his or her behalf in connection with such Proceeding if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Company. Notwithstanding the foregoing, no indemnification against such Expenses shall be made in respect of any claim, issue or matter in such Proceeding as to which Indemnitee shall have been adjudged to be liable to the Company.

            Section 5. Indemnification for Expenses of a Party Who is Wholly or Partly Successful. To the extent that Indemnitee is, by reason of his or her Corporate Status, a party to and is successful, on the merits or otherwise, in any Proceeding, he or she shall be indemnified against all Expenses actually and reasonably incurred by him or her or on his or her behalf in connection therewith. If Indemnitee is not wholly successful in such Proceeding but is successful, on the merits or otherwise, as to one or more but less than all claims, issues or matters in such Proceeding, the Company shall indemnify Indemnitee against all Expenses actually and reasonably incurred by him or her or on his or her behalf in connection with each successfully resolved claim, issue or matter. For purposes of this Section and without limitation, the termination of any claim, issue or matter in such a Proceeding by dismissal, with or without prejudice, shall be deemed to be a successful result as to such claim, issue or matter.

            Section 6. Indemnification for Expenses of a Witness. To the extent that Indemnitee is, by reason of his or her Corporate Status, a witness in any Proceeding, he or she shall be indemnified against all Expenses actually and reasonably incurred by him or her or on his or her behalf in connection therewith.

            Section 7. Notification and Defense of Claims. Not later than thirty
(30) days after receipt by Indemnitee of notice of the commencement of any action, suit or proceeding, Indemnitee will, if a claim in respect thereof is to be made against the Company under this Agreement, notify the Company in writing of the commencement thereof; but the omission to so notify the Company will not relieve the Company from any liability which it may have to Indemnitee otherwise than under this Agreement. With respect to any such action, suit or proceeding as to which Indemnitee notifies the Company of the commencement thereof:

            (a) the Company will be entitled to participate therein at its own expense;

            (b) except as otherwise provided below, to the extent that it may wish, the Company jointly with any other indemnifying party similarly notified will be entitled to assume the defense thereof, with counsel reasonably satisfactory to Indemnitee. After notice from the Company to Indemnitee of its election to assume the defense thereof, the Company will not be liable to Indemnitee under this Agreement for any legal or other expenses subsequently incurred by Indemnitee in connection with the defense thereof other than as otherwise provided below. Indemnitee shall have the right to employ its counsel in such action, suit or proceeding but all Expenses incurred shall be at the expense of Indemnitee unless: (i) the employment of counsel by Indemnitee has been authorized in writing by the Chief Executive Officer of the Company or his designee; (ii) the Company and its counsel shall each have determined in their reasonable discretion that there is a meaningful conflict of interest between the Company and Indemnitee in the conduct of the defense of such action and the Company does not retain an independent second counsel to represent Indemnitee; or (iii) the Company shall have refused to employ counsel to assume the defense of such action within thirty (30) days after proper notice has been received, in each of which cases the fees and expenses of Indemnitee's separate counsel shall be at the expense of the Company only until the Company elects to assume or resume the defense of Indemnitee. The Company shall not be obligated to pay for the reasonable fees and expenses of more than one separate counsel to represent Indemnitee and all other indemnitees; and

            (c) the Company shall not be liable to indemnify Indemnitee under this Agreement for any amounts paid in settlement of any action or claim effected without its written consent. The Company shall be permitted to settle any action except that it shall not settle any action or claim in any manner which would impose any penalty or limitation or provide any admission of liability on Indemnitee without Indemnitee's written consent. Neither the Company nor Indemnitee will unreasonably withhold its consent to any proposed settlement.

            Section 8. Payment and Repayment of Expenses

            (a) In the event that Indemnitee employs his or her own counsel pursuant to Section 7(b)(i) through (iii) above, the Company shall pay Indemnitee, prior to any final disposition of any threatened or pending action, suit or proceeding, whether civil, criminal, administrative or investigative, any and all reasonable third-party Expenses (including attorneys' fees ) incurred in investigating or defending any such action, suit or proceeding within thirty (30) days after the receipt by the Company of a statement or statements from Indemnitee requesting such payment from time to time, whether prior to or after final disposition of such Proceeding. Such statement or statements shall reasonably evidence the third-party Expenses incurred by Indemnitee in detail and shall include or be preceded or accompanied by an undertaking by or on behalf of Indemnitee to repay any Expenses paid by the Company if it shall ultimately be determined that Indemnitee is not entitled to be indemnified against such Expenses. Notwithstanding anything to the contrary in this Agreement, the Company shall not be required to pay such expenses to Indemnitee in connection with any action, suit or proceeding brought by the Company and approved by a majority of the Board of Directors which alleges willful misappropriation of corporate assets by Indemnitee or any other willful and deliberate breach in bad faith of Indemnitee's duty to the Company or its stockholders. Indemnitee hereby agrees to assign to the Company all claims and other rights to take legal action, and hereby grants to the Company a power-of-attorney to proceed, against any provider of services for which the Company has paid or is obligated to pay related Expenses hereunder.

            (b) Indemnitee agrees that Indemnitee will reimburse the Company for all reasonable expenses paid by the Company in defending any action, suit or proceeding against Indemnitee in the event and only to the extent it shall be ultimately determined by a final judicial decision (from which there is no right of appeal) that Indemnitee is not entitled, under applicable law, the Company's Bylaws, this Agreement or otherwise, to be indemnified by the Company for such expenses.

            Section 9. Remedies of Indemnitee; Effect of Certain Proceedings

            (a) In the event that (i) payment of Expenses is not timely made pursuant to Section 8 of this Agreement or (ii) payment of indemnification is not made pursuant to Sections 3, 4, 5 or 6 of this Agreement within thirty (30) days after receipt by the Company of a written request therefor, Indemnitee shall be entitled to an adjudication in an appropriate court of the State of Delaware, or in any other court of competent jurisdiction, of his or her entitlement to such indemnification of Expenses. Indemnitee shall commence such proceeding seeking an adjudication within 180 days following the date on which Indemnitee first has the right to commence such proceeding pursuant to this
Section 9(a). The Company shall not oppose Indemnitee's right to seek any such adjudication.

            (b) In the event that Indemnitee, pursuant to this Section 9, seeks a judicial adjudication to enforce his or her rights under, or to recover damages for breach of, this Agreement, Indemnitee shall be entitled to recover from the Company, and shall be indemnified by the Company against, any and all expenses (of the types described in the definition of Expenses in Section 16 of this Agreement) actually and reasonably incurred by him or her in such judicial adjudication, but only if he or she prevails therein. If it shall be determined in said judicial adjudication that Indemnitee is entitled to receive part but not all of the indemnification of expenses sought, the expenses incurred by Indemnitee in connection with such judicial adjudication shall be appropriately prorated.

            (c) The termination of any Proceeding or of any claim, issue or matter therein, by judgment, order, settlement or conviction, or upon a plea of nolo contendere or its equivalent, shall not (except as otherwise expressly provided in this Agreement) of itself adversely affect the right of Indemnitee to indemnification or create a presumption that Indemnitee did not act in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the Company or, with respect to any criminal Proceeding, was unlawful.

            Section 10. Non-Exclusivity; Survival of Rights; Insurance; Subrogation

            (a) The rights of indemnification and to receive payment of Expenses as provided by this Agreement shall not be deemed exclusive of any other rights which may be required under applicable law, any agreement, a vote of stockholders or a resolution of directors, or otherwise.

            (b) To the extent that the Company maintains an insurance policy or policies providing liability insurance for directors, officers, employees, agents or fiduciaries of the Company or of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise which such person serves at the request of the Company, Indemnitee shall be covered by such policy or policies in accordance with its or their terms to the extent of the coverage available for any such director, officer, employee, agent or fiduciary under such policy or policies.

            (c) In the event of any payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee, who shall execute all papers required and take all action necessary to secure such rights, including execution of such documents as are necessary to enable the Company to bring suit to enforce such rights.

            (d) The Company shall not be liable under this Agreement to make any payment of amounts otherwise indemnifiable hereunder if and to the extent that Indemnitee has otherwise actually received such payment under any insurance policy, contract, agreement or otherwise.

            (e) The Company may, to the full extent authorized by law, create a trust fund, grant a security interest and/or use other means (including, without limitation, letters of credit, surety bonds and other similar arrangements) to ensure the payment of such amounts as may become necessary or desirable to effect indemnification provided hereunder.

            Section 11. Duration of Agreement. This Agreement shall continue until and terminate upon the later of: (a) ten (10) years after the date that Indemnitee shall have ceased to serve as a director, officer, employee, agent or fiduciary of the Company or of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise which Indemnitee served at the request of the Company; or (b) the final termination of all pending Proceedings in respect of which Indemnitee is granted rights of indemnification of expenses hereunder and of any proceeding commenced by Indemnitee pursuant to Section 9 of this Agreement relating thereto. This Agreement shall be binding upon the Company and its successors and assigns and shall inure to the benefit of Indemnitee and his or her heirs, executors and administrators.

            Section 12. Severability. If any provision or provisions of this Agreement shall be held to be invalid, illegal or unenforceable for any reason whatsoever: (a) the validity, legality and enforceability of the remaining provisions of this Agreement (including, without limitation, each portion of any Section of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that is not itself invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby; and (b) to the fullest extent possible, the provisions of this Agreement (including, without limitation, each portion of any Section of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that is not itself invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.

            Section 13. Exception to Right of Indemnification or Payment of Expenses. Notwithstanding any other provision of this Agreement, Indemnitee shall not be entitled to indemnification of Expenses under this Agreement with respect to any Proceeding, or any claim therein, brought or made by him or her against the Company.

            Section 14. Identical Counterparts. This Agreement may be executed in one or more counterparts, each of which shall for all purposes be deemed to be an original but all of which together shall constitute one and the same Agreement. Only one such counterpart signed by the party against whom enforceability is sought needs to be produced to evidence the existence of this Agreement.

            Section 15. Headings. The headings of the paragraphs of this Agreement are inserted for convenience only and shall not be deemed to constitute part of this Agreement or to affect the construction thereof.

            Section 16. Definitions. For purposes of this Agreement:

            (a) "Corporate Status" describes the status of a person who is or was a director, officer, employee, agent or fiduciary of the Company or of any other direct or indirect subsidiary of the Company.

            (b) "Effective Date" means ___________ __, _____.

            (c) "Expenses" shall be subject to the provisions of Section 7(b) above and shall include all reasonable attorneys' fees, court costs, transcript costs and fees of experts. Reasonable Expenses shall not exceed the average for fees and expenses in the county in which the Expenses have been incurred.

            (d) "Proceeding" includes any action, suit, arbitration, alternate dispute resolution mechanism, investigation, administrative hearing or any other proceeding whether civil, criminal, administrative or investigative, whether or not initiated prior to the Effective Date, except a proceeding initiated by an Indemnitee pursuant to Section 9 of this Agreement to enforce his or her rights under this Agreement.

            Section 17. Modification and Waiver. No supplement, modification or amendment of this Agreement shall be binding unless executed in writing by both of the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.

            Section 18. Notice by Indemnitee. Indemnitee agrees promptly to notify the Company in writing upon being served with any summons, citation, subpoena, complaint, indictment, information or other document relating to any Proceeding or matter which may be subject to indemnification of Expenses covered hereunder.

            Section 19. Notices. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given if (i) delivered by hand and receipted for by the party to whom said notice or other communication shall have been directed or (ii) mailed by certified or registered mail with postage prepaid, on the third business day after the date on which it is so mailed:

            (a) If to Indemnitee, to: the address of the Indemnitee appearing on the signature page hereof; and

            (b) If to the Company, to: Stratagene Corporation, Attention:
General Counsel, 11011 North Torrey Pines Road, San Diego, California 92037;

or to such other address as may have been furnished to Indemnitee by the Company or to the Company by Indemnitee, as the case may be.

            Section 20. Governing Law. The parties agree that this Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware.

            Section 21. Miscellaneous. Use of the masculine pronoun shall be deemed to include usage of the feminine pronoun where appropriate.




                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

            IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.

                                       COMPANY:


                                       STRATAGENE CORPORATION


                                       By:
                                          ----------------------------

                                       Name:
                                            --------------------------

                                       Title:
                                             -------------------------


                                       INDEMNITEE:



                                       [                   ]
                                        -------------------




                                       ------------------------------







                           Address:
                                       ------------------------------

                                       ------------------------------

                                       ------------------------------

                                       ------------------------------

            SCHEDULE OF OFFICERS AND DIRECTORS WHO WILL ENTER INTO AN
                           INDEMNIFICATION AGREEMENT

1.    Joseph A. Sorge, M.D.
2.    J. David Tholen
3.    Carlton J. Eibl
4.    Robert Manion
5.    John Reed
6.    Nicolas H. Roelofs, Ph.D.
7.    Ronni L. Sherman
8.    John R. Pouk
9.    Reginald P. Jones